Income Taxes - Deferred Tax Assets and Liabilities (Details)	Dec. 31, 2025 USD ($)
Deferred tax assets:
Net operating loss carryforwards	$ 30,530
Total deferred tax assets	30,530
Valuation allowance	(30,530)
Net deferred tax asset (liability)	$ 0